Exhibit 1.3

The instructions accompanying this Letter of Transmittal and Election Form should be read carefully before completing this Letter of Transmittal and Election Form. Computershare Investor Services Inc. (the “Depositary”) (see last page for addresses and telephone numbers) or your broker or other financial advisor will assist you in completing this Letter of Transmittal and Election Form.

LETTER OF TRANSMITTAL AND ELECTION FORM
in respect of
COMMON SHARES
of
TORQUE ENERGY INC.

This Letter of Transmittal and Election Form (this “Letter”) is for use by holders (the “Shareholders”) of common shares (the “Torque Common Shares”) of Torque Energy Inc. (“Torque”) in connection with a proposed amalgamation (the “Amalgamation”) as set forth in the amalgamation agreement dated as of June 30, 2011 (as the same may be amended from time to time, the “Amalgamation Agreement”) among Torque, Dundee Energy Limited (“Dundee Energy”) and 0913974 B.C. Ltd. (“Dundee Energy Acquisitionco”), a wholly-owned subsidiary of Dundee Energy, under the provisions of the Business Corporations Act (British Columbia), that is being submitted for approval at the annual and special meeting of Shareholders to be held on July 29, 2011 (the “Meeting”). Shareholders are referred to the Notice of Meeting and management information circular dated July 5, 2011 and related proxy statement (collectively, the “Circular”).

It is recommended that certificate(s) for all Torque Common Shares subject to this Letter be delivered, together with this Letter, to the Depositary in accordance with the instructions set forth below. No cheques or certificates in satisfaction of the Cash Consideration or the Dundee Energy Share Consideration, each as hereinafter defined, will be sent to Shareholders unless share certificates representing Torque Common Shares subject to this Letter have been delivered.

Please read the Circular (including, in particular, the recommendation of the board of directors (the “Board”) of Torque set forth therein) and the attached instructions carefully before completing this Letter. Capitalized terms used but not defined in this Letter have the meanings set out in the Circular. In the event of any contradiction between the terms of this Letter and the terms of the Circular, the Circular shall govern.

THIS LETTER MUST BE DULY COMPLETED, SIGNED AND RETURNED TO THE DEPOSITARY AT ANY OF THE OFFICES OF THE DEPOSITARY SPECIFIED ON THE LAST PAGE OF THIS LETTER NOT LATER THAN 4:30PM (TORONTO TIME) ON JULY 27, 2011.

Subject to the Amalgamation receiving Shareholder Approval and the satisfaction of the other conditions precedent to the Amalgamation as described in the Circular, the effective date for the Amalgamation is anticipated to be August 3, 2011. If a duly completed Letter in respect of any Torque Common Shares together with share certificates representing such Torque Common Shares and all other required documents have not been received from any Shareholder by the Depositary, prior to 4:30 pm (Toronto time) on July 27, 2011 or the date that is two Business Days prior to the date of any adjournment of the Meeting, if applicable (the “Election Deadline”), such Shareholder will, upon the Amalgamation, be deemed to have elected to receive the Cash Consideration in respect of such Shareholder’s Torque Common Shares. If the Amalgamation does not proceed, this Letter will be of no effect and Torque will return all delivered share certificates representing Torque Common Shares to the registered holders thereof as soon as possible.

Non-registered holders of Torque Common Shares should immediately contact their broker, trust company, bank or other registered holder or other intermediary, which holds the certificates representing their Torque Common Shares on their behalf to arrange for delivery of the Letter, share certificates and other required documentation prior to the Election Deadline, as such broker, trust company, bank or other registered holder or other intermediary may set deadlines which are in advance of the Election Deadline.

To:	Computershare Investor Services Inc. (the “Depositary”)
And to:	Torque Energy Inc. (“Torque”)
And To:	Dundee Energy Limited (“Dundee Energy”)
And To:	0913974 B.C. Ltd. (“Dundee Energy Acquisitionco”)

The undersigned by execution of this Letter, hereby represents and warrants that: (i) the undersigned is the holder of the Torque Common Shares represented by the share certificates indicated in the table below (the “Subject Shares”); (ii) the Subject Shares are owned by the undersigned free and clear of all mortgages, liens, charges, encumbrances, security interests and adverse claims; (iii) the undersigned has full power and authority to execute and deliver this Letter and to deliver the share certificates in respect of the Subject Shares; (iv) unless the undersigned shall have revoked this election by notice in writing given to Torque prior to the Election Deadline, the undersigned will not, prior to such time (A) sell, assign or transfer or permit any sale, assignment or transfer of the Subject Shares or any beneficial interest therein, or (B) except for the prox(y/ies) in respect of the Meeting, grant any subsequent authority, whether as agent, attorney-in-fact, attorney, proxy or otherwise, with respect to the Subject Shares; (v) if the undersigned is a Non-Resident Shareholder (as defined below) electing to receive the Dundee Energy Share Consideration, the issuance of the Dundee Energy Share Consideration to the undersigned or any person holding a beneficial interest in the Subject Shares is not and when issued will not be illegal or require the preparation or filing of a prospectus or registration of Dundee Energy or its securities in the jurisdiction of the Non-Resident Shareholder, or any similar requirements applicable to Dundee Energy; and (vi) all information inserted by the undersigned into this Letter or any required documentation relating hereto is true, accurate and complete. The foregoing representations and warranties shall survive the completion of the Amalgamation.

(Please print or type. If space below is insufficient, please attach a list in the form below.)

Certificate Number(s)	Name and Address of	Number of Torque
	the Registered Holder	Common Shares

THE UNDERSIGNED ACKNOWLEDGES HAVING READ THE RECOMMENDATIONS OF THE BOARD RELATING TO THE AMALGAMATION, THE FULL TEXT OF WHICH IS SET OUT IN THE CIRCULAR. The Board has not made any recommendation as to whether the Shareholders should elect to receive the Cash Consideration or the Dundee Energy Share Consideration.

ELECTION

The undersigned hereby makes the following election in respect of the Subject Shares:

Effective upon the Amalgamation, each of the Subject Shares shall be exchanged for Amalco Redeemable Preferred Shares or common shares of Dundee Energy and the undersigned elects to receive from Amalco or Dundee Energy:

[ ]	Cash Consideration Election - C$0.50 in cash for each Subject Share (the “Cash Consideration”); or

[ ]
Dundee Energy Share Consideration Election - one common share of Dundee Energy for every two Torque Common Shares represented by the Subject Shares (the “Dundee Energy Share Consideration”). If the number of Subject Shares is not divisible by two, the undersigned will receive the Cash Consideration in respect of the remaining single Subject Share.

Please complete the boxes.

Where no election is made or where the election is not properly made, the undersigned will be deemed to have elected to receive the Cash Consideration for all of the Subject Shares pursuant to the Amalgamation. The election may have material income tax consequences and, as a result, Shareholders are urged to consult their tax advisors as to their election.

Shareholders resident in the United States are required to provide their taxpayer identification number and to complete and provide a Substitute Form W-9.

The availability of the Dundee Energy Share Consideration for a Shareholder resident in a jurisdiction other than Canada or the United States of America (a “Non-Resident Shareholder”) depends on the local securities laws of such jurisdiction. Dundee Energy reserves the right to pay the Cash Consideration to a shareholder in a jurisdiction where the payment of the Dundee Energy Share Consideration would be illegal or would require the preparation and filing of a prospectus, the registration of Dundee Energy’s securities or other applicable requirements. Non-Resident Shareholders may be required to provide additional representations to Dundee Energy that the payment of the Dundee Energy Share Consideration is not prohibited or would not trigger any of the foregoing requirements pursuant to applicable local laws.

It is understood that upon receipt of this Letter, duly completed, signed (with signature guaranteed) and of the certificate(s) representing the Subject Shares and all other required documents, and as soon as reasonably practicable following the Amalgamation, the Depositary will send to the undersigned or hold for pick-up at the offices of the Depositary, in accordance with the instructions given below, certificates or a cheque, as applicable, representing the Cash Consideration or the Dundee Share Consideration, the undersigned is entitled to receive pursuant to the Amalgamation and this election, without interest and less any applicable taxes. If the Amalgamation is not completed, the undersigned directs the Depositary to return the enclosed certificate(s) to the undersigned at the address set out in the applicable box below or, failing such address being specified, to the undersigned at the address of the undersigned as shown on the register of the registrar and transfer agent of Torque.

Except for the prox(y/ies) deposited with respect to the vote in connection with the Meeting, the undersigned hereby revokes any and all other authority, other than as granted in this Letter, whether as agent, attorney-in-fact, attorney, proxy or otherwise, previously conferred or agreed to be conferred by the undersigned at any time with respect to the Subject Shares.

The undersigned will, upon request, execute any signature guarantees or additional documents deemed by the Depositary, Torque or Dundee Energy to be reasonably necessary or desirable in connection with the Amalgamation or delivery of consideration pursuant to the Amalgamation.

Under no circumstances will interest on the payment of the Cash Consideration or the Dundee Energy Share Consideration accrue or be paid to the Shareholders, regardless of any delay in making such payment.

The undersigned agrees that any contract evidenced by the Amalgamation as entered into through this Letter, as well as all documents related thereto, be drawn exclusively in the English language. Le soussigné, ce dernier et les destinataires sont réputés avoir demandé que tout contrat attesté par l'amalgamation, telle qu'il est accepté au moyen de cette lettre d'envoi, de même que tous les documents qui s'y rapportent, soient rédigés exclusivement en anglais.

PLEASE COMPLETE EITHER BOX “A” OR BOX “B”. SEE INSTRUCTION 5 BELOW

(please print or type)

BOX A	BOX B
PICK-UP INSTRUCTIONS
[ ]	[ ]

ISSUE the cheque(s) representing the Cash Consideration or the certificate(s) representing the Dundee Energy Share Consideration, as applicable, in the name of the undersigned and SEND the cheque(s) representing the Cash Consideration or the certificate(s) representing the Dundee Energy Share Consideration, as applicable, to the address of the undersigned as it appears on the register of TORQUE ENERGY INC. or, if the following box is filled in, to the following address:

(please print or type)

HOLD the cheque(s) representing the Cash Consideration or the certificate(s) representing the Dundee Energy Share Consideration, as applicable for pick-up at the office of the Depositary where the certificates representing the Subject Shares were delivered.

(Name)

BOX C
(Street Address and Number)	TO BE COMPLETED BY ALL SHAREHOLDERS BY
SELECTING ONE BOX BELOW

(City and Province or State)	Indicate whether you are a resident of Canada for tax purposes:

(Country and Postal (or Zip) Code)	[ ]	The holder signing below represents that it is NOT a non-resident of Canada for the purposes of the Income Tax Act (Canada)

(Telephone – Business Hours)
OR

(Tax Identification, Social Insurance or Social Security Number)	[ ]	The holder signing below represents that it is a non-resident of Canada for the purposes of the Income Tax Act (Canada)

BOX D
DELIVERY INSTRUCTIONS
(in the event that the Amalgamation is not completed)

TO BE COMPLETED BY ALL SHAREHOLDERS BY SELECTING ONE BOX BELOW.

[ ]	Return share certificate(s) by mail to (Please fill in address for mailing):

OR
[ ]	Hold share certificate(s) for pick-up at the office of the Depositary where the Torque Common Shares were delivered.

BOX E

TO BE COMPLETED BY ALL SHAREHOLDERS BY SELECTING ONE BOX BELOW

Indicate whether you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder.

[ ]	The holder signing below represents that it is not a U.S. Shareholder and is not acting on behalf of a U.S. Shareholder.

OR

[ ]	The holder signing below is a U.S. Shareholder or is acting on behalf of a U.S. Shareholder.

A U.S. Shareholder is any Shareholder that is either (A) providing an address in Box “A” that is located within the United States or any territory or possession thereof, or (B) a U.S. person for United States federal income tax purposes.

If you are a U.S. Shareholder or are acting on behalf of a U.S. Shareholder, then in order to avoid backup withholding you must complete an IRS Form W-9 included below or otherwise provide certification that you are exempt from backup withholding. If you require an IRS Form W-9 or IRS Form W-8, please contact the Depositary or visit the Internal Revenue Service Website at www.irs.gov. See Instruction 9 for more information.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity, bankruptcy or insolvency of the undersigned and all obligations of the undersigned herein shall be binding upon the heirs, personal representatives, successors and assigns, as applicable, of the undersigned.

BOX F

TO BE COMPLETED BY ALL SHAREHOLDERS

Signature guaranteed by
(if required under Instruction 3):	Date: ________, 20__

Authorized Signature of Guarantor	Signature of Shareholder or Authorized Representative – See Instructions 2 and 4

Name of Guarantor (please print or type)	Name of Shareholder (please print or type)

Taxpayer Identification, Social Insurance or Social Security Number of Shareholder (please print or type)

Address of Guarantor (please print or type)	Name of Authorized Representative, if applicable (please print or type)

Daytime telephone number of Shareholder or Authorized Representative

Daytime facsimile number of Shareholder or Authorized Representative

PLEASE COMPLETE THE SUBSTITUTE FORM W-9 BELOW TO PROVIDE
YOUR TAX IDENTIFICATION NUMBER AND A CERTIFICATION
AS TO YOUR EXEMPTION FROM BACKUP WITHHOLDING

TO BE COMPLETED BY SHAREHOLDERS THAT ARE U.S. PERSONS

Payer's Name: [ ________ ]

SUBSTITUTE Form W-9 Payer's Request for Taxpayer Identification Number (TIN) and Certification	Part 1 - Taxpayer Identification Number – For all accounts enter your taxpayer identification number on the appropriate line at right. Certify by signing and dating below. For further instructions, see Guidelines f o r Certification of Taxpayer Identification Number on Substitute Form W-9.	Social Security Number OR Employer Identification Number (If awaiting TIN, write “Applied For”) ________

Part II – For payees exempt from backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, check the Exempt box below, and complete the Substitute Form W-9.

Exempt [   ]

Name:		________

Business Name:		________

Please check appropriate box
[ ] Individual/Sole Proprietor	[ ] Corporation [ ] Partnership	[ ] Other: ________
[ ] Limited Liability Company. Enter tax classification (D = disregarded entity, C = corporation, P = partnership: ________

Address: ________

City: ________	State: _________	Zip Code: ________

Part III – Certification – Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or

(b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).
Certification Instructions – You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines).
The Internal Revenue Service does not require your consent to any provisions of this document other than the certifications to avoid backup withholding.

Signature: ________	Date: ________

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
WROTE “APPLIED FOR” IN PART 1 OF THIS SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all payments made to me before I provide a properly certified taxpayer identification number will be subject to the applicable percentage of backup withholding tax.

Signature: ________	Date: ________

Note: Failure to complete and return this Substitute Form W-9 may subject you to applicable Federal income tax withholding on any payments made to you. Please review the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional details.

INSTRUCTIONS
Shareholders should read the accompanying Circular prior to completing this Letter.

1.	Elections

To receive the Cash Consideration or the Dundee Energy Share Consideration, Shareholders must deposit with the Depositary (at any of its offices specified on the last page hereof) a duly completed Letter in respect of any Torque Common Shares together with share certificates representing such Torque Common Shares and all other required documents.

Shareholders who do not deposit with the Depositary a duly completed Letter in respect of any Torque Common Shares together with share certificates representing such Torque Common Shares and all other required documents have not been received from any Shareholder by the Depositary, prior to the Election Deadline, will be deemed to have elected to receive the Cash Consideration in respect of such Shareholder’s Torque Common Shares pursuant to the Amalgamation.

The election may have material income tax consequences and, as a result, Shareholders are urged to consult their tax advisors as to their election.

2.	Use of the Letter

Certificates representing the Subject Shares together with this Letter or a facsimile thereof (signature and guarantee pages must be originals), must be delivered to the Depositary at any of its offices specified on the last page hereof. The method used to deliver this Letter and any accompanying certificate(s) representing Torque Common Shares is at the option and risk of the holder thereof. Delivery will be deemed effective only when such documents are actually received by the Depositary. Torque recommends that the necessary documentation be hand delivered to the Depositary at its office specified on the back of this Letter, and a receipt obtained. If these documents are mailed, it is recommended that registered mail, with return receipt requested, properly insured, be used.

3.	Signatures

This Letter must be completed, dated and signed by the registered holder of Torque Common Shares described above or by such holder's duly authorized representative (in accordance with Instruction 4).

If this Letter is signed by the registered holder(s) of the accompanying share certificate(s), such signature(s) on this Letter must correspond with the name(s) as registered or as written on the face of such share certificate(s) without any change whatsoever, and the share certificate(s) need not be endorsed. If the share certificate(s) in respect of the Subject Shares are held of record by two or more joint holders, all such holders must sign this Letter.

If this Letter is signed by a person other than the registered holder(s) of the accompanying share certificate(s) or if a certificate is to be issued or a payment is to be made to a person other than the registered holder(s):

(i)	such share certificate(s) must be endorsed or be accompanied by appropriate share transfer power(s) of attorney duly and properly completed by the registered holder(s); and

(ii)

the signature(s) on such endorsement or share transfer power(s) of attorney must correspond exactly to the name(s) of the registered holder(s) as registered or as appearing on the share certificate(s) and must be guaranteed as noted in paragraph 3 below.

4.	Guarantee of Signatures

If this Letter is signed by a person other than the registered holder(s) of the Subject Shares, or if the certificate is to be delivered or payment is to be made in a name other than the registered holder(s), or if the Amalgamation does not occur, the Subject Shares are to be returned to a person other than such registered holder(s), or sent to an address other than the address of the registered holder(s) as shown on the register of Torque, such signature must be guaranteed by an Eligible Institution (as defined below), or in some other manner satisfactory to the Depositary (except that no guarantee is required if the signature is that of an Eligible Institution).

An “Eligible Institution” means a Canadian Schedule I chartered bank, a major trust company in Canada, a member of the Securities Transfer Association Medallion Program (STAMP), a member of the Stock Exchange Medallion Program (SEMP) or a member of the New York Stock Exchange Inc. Medallion Signature Program (MSP). Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Industry Regulatory Organization of Canada (formerly, the Investment Dealers Association of Canada), members of the National Association of Securities Dealers or banks or trust companies in the United States.

5.	Fiduciaries, Representatives and Authorizations

Where this Letter is executed by a person on behalf of an executor, administrator, trustee, guardian, corporation, partnership or association or is executed by any other person acting in a representative or fiduciary capacity, this Letter must be accompanied by satisfactory evidence of their proof of appointment and authority to act. Any of Torque, Dundee Energy or the Depositary, at their discretion, may require additional evidence of appointment or authority or additional documentation.

6.	Payment and Delivery Instructions

In all cases, either Box “A” or Box “B” should be completed and Box “D” entitled “Delivery Instructions” should be completed. If those boxes are not completed, the certificate(s) or cheque(s), as applicable, for the Subject Shares or the certificate(s) representing the Subject Shares (if the Amalgamation is not completed) will be mailed to the depositing Shareholder to the address of the Shareholder as it appears on the securities register of Torque. Any certificate(s) or cheque(s) mailed in accordance with this Letter will be deemed to be delivered at the time of mailing.

7.	Miscellaneous

If the space on this Letter is insufficient to list all certificates for Subject Shares, additional certificate numbers and number of Subject Shares may be included on a separate signed list affixed to this Letter.

If Subject Shares are registered in different forms (e.g. 'John Doe' and 'J. Doe'), a separate Letter should be signed for each different registration.

No alternative, conditional or contingent Letters will be accepted.

The Amalgamation will be construed in accordance with and governed by the laws of the Province of British Columbia and the laws of Canada applicable therein.

Additional copies of the Circular and this Letter may be obtained from the Depositary at its offices at the address listed on the last page of this Letter.

8.	Lost Certificates

If any share certificate(s) has been lost or destroyed, this Letter should be completed as fully as possible and forwarded together with a letter describing the loss, to the Depositary. The Depositary will respond with the replacement requirements. If such share certificate(s) has been destroyed, please ensure you provide your telephone number to the Depositary so that the Depositary can contact you. Please contact the Depositary in sufficient time to arrange for the issuance of a replacement certificate for your Torque Common Shares prior to the Election Deadline.

9.	Return of Certificates

If the Amalgamation does not proceed for any reason, any certificate(s) for Torque Common Shares received by the Depositary will be returned to you forthwith in accordance with your delivery instructions in Box “D”, or failing such address being specified, to the undersigned at the last address of the undersigned as it appears on the securities register of Torque.

10.	Notice to U.S. Shareholders

United States Internal Revenue Service Circular 230 Notice: To ensure compliance with Internal Revenue Service Circular 230, Shareholders are hereby notified that: (i) any discussion of United States federal tax issues contained or referred to in this Letter or in any document referred to herein is not intended or written to be used, and cannot be used by Shareholders for the purpose of avoiding penalties that may be imposed on them under the United States Internal Revenue Code; (ii) such discussion is written for use in connection with the promotion or marketing of the transactions or matters addressed herein; and (iii) Shareholders should seek advice based on their particular circumstances from an independent tax advisor.

To prevent backup withholding on any payment made to a U.S. Shareholder (or person acting on behalf of a U.S. Shareholder) with respect to exchange of Torque Common Shares, you are required, if you are a U.S. person (as defined below), to notify the Depositary of your current U.S. taxpayer identification number or “TIN” (or the TIN of the person on whose behalf you are acting), and certify that you are not subject to, or otherwise establish an adequate basis for an exemption from, backup withholding, by completing the Substitute Form W-9 (which is attached to this Letter) as described more fully below. If you are a U.S. Shareholder that is not a U.S. person but provides a mailing address in the United States, you may be required to furnish an IRS Form W-8 to avoid backup withholding, which is available from the Internal Revenue Service's website (http://www.irs.gov).

If backup withholding applies, the Depositary is required to withhold 28% of any payment made pursuant to the Amalgamation. Backup withholding is not an additional tax. Amounts withheld may be refunded or credited against the Shareholder's U.S. federal income tax liability, if the Shareholder properly files a U.S. federal income tax return.

Each U.S. Shareholder of Torque Common Shares is urged to consult his or her own tax advisor to determine whether such holder is required to furnish a Substitute Form W-9, is exempt from backup withholding and information reporting, or is required to furnish an IRS Form W-8.

You are a U.S. person if you are, for U.S. federal income tax purposes, (1) a citizen or a resident of the United States (including a U.S. resident alien), (2) a partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, or any political subdivision thereof, (3) an estate whose income is subject to U.S. federal income tax regardless of its source, or (4) a trust if (i) a U.S. court can exercise primary supervision over the trust's administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (ii) the trust was in existence on August 20, 1996 and has properly elected under applicable Treasury regulations to be treated as a U.S. person.

Each U.S. person that is exchanging Torque Common Shares is required to provide the Depositary with a correct TIN and with certain other information on a Substitute Form W-9, which is attached below, and to certify that the TIN provided is correct (or that such U.S. person is awaiting a TIN) and that (a) the U.S. person has not been notified by the Internal Revenue Service that the U.S. person is subject to backup withholding as a result of a failure to report all interest or dividends, (b) the Internal Revenue Service has notified the U.S. person that the U.S. person is no longer subject to backup withholding, or (c) the U.S. Person is exempt from backup withholding.

The TIN is generally the U.S. person's U.S. Social Security number or the U.S. federal employer identification number. The U.S. person is required to furnish the TIN of the registered owner of the Shares. The enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” explain the proper certification to use if the Torque Common Shares are registered in more than one name or are not registered in the name of the actual owner. The U.S. Shareholder may write “Applied For” on the Substitute Form W-9 if the tendering U.S. person has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the U.S. Shareholder writes “Applied For” on the TIN line of the Substitute Form W-9 and the Depositary is not provided with a TIN by the time of payment, the Depositary will backup withhold a portion of such payments. Certain U.S. persons are not subject to these backup withholding and reporting requirements. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

Failure to provide the required information on the Substitute Form W-9 may subject the tendering U.S. person to a US$50 penalty imposed by the Internal Revenue Service and backup withholding of a portion of any payment. More serious penalties may be imposed for providing false information, which, if willfully done, may result in fines and/or imprisonment.

U.S. Shareholders that are not U.S. persons but provide a mailing address in the United States may be required to file an IRS Form W-8BEN or other appropriate IRS Form W-8. You may obtain the appropriate IRS Form W-8 from the Internal Revenue Service's website (http://www.irs.gov). A failure to properly complete and furnish the appropriate IRS Form W-8 may result in backup withholding.]

11.	Privacy Notice

Computershare is committed to protecting your personal information. In the course of providing services to you and our corporate clients, we receive non-public personal information about you – from transactions we perform for you, forms you send us, other communications we have with you or your representatives, etc. This information could include your name, address, social insurance number, securities holdings and other financial information. We use this to administer your account, to better serve your and our clients' needs and for other lawful purposes relating to our services. We have prepared a Privacy Code to tell you more about our information practices and how your privacy is protected. It is available at our website, computershare.com, or by writing us at 100 University Avenue, Toronto, Ontario, M5J 2Y1. Computershare will use the information you are providing on this form in order to process your request and will treat your signature(s) on this form as your consent to the above.

The Depositary for the transaction is:

COMPUTERSHARE INVESTOR SERVICES INC.

By Mail	By Registered Mail, by Hand
or by Courier
P.O. Box 7021	100 University Avenue
31 Adelaide St E	9th Floor
Toronto, Ontario	Toronto, Ontario
M5C 3H2	M5J 2Y1

Toll Free (North America): 1-800-564-6253
Overseas: 1-514-982-7555
E-Mail: corporateactions@computershare.com

Any questions and requests for assistance may be directed by
Torque Energy Inc. Shareholders to the Depositary at the telephone number and locations set out above

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Specific Instructions
Name. If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name. If the account is in joint names, list first and then circle the name of the person or entity whose number you enter in Part I of the form.

Sole proprietor. Enter your individual name as shown on your social security card on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business Name” line.

Limited liability company (LLC). Check the “Limited Liability Company” box only and enter the appropriate code for the tax classification (“D” for disregarded entity, “C” for corporation, “P” for partnership) in the space provided. If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, enter the owner's name on the “Name” line. Enter the LLC's name on the “Business name” line. For an LLC classified as a partnership or a corporation, enter the LLC's name on the “Name” line and any business, trade or DBA name on the “Business Name” line.
Caution: A disregarded domestic entity that has
a foreign owner must use the appropriate Form
W-8.

Other entities. Enter your business name as shown on required Federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business Name” line. Note: You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt From Backup Withholding

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the “Exempt” box in Part II of the Form, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees. Backup withholding is not required on any payments made to the following payees:

1. An organization exempt from tax under section 50 1(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),
2. The United States or any of its agencies or instrumentalities,
3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,
4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or
5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,
7. A foreign central bank of issue,
8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,
9. A futures commission merchant registered with the Commodity Futures Trading Commission,
10. A real estate investment trust,
11. An entity registered at all times during the tax year under the Investment Company Act of 1940,
12. A common trust fund operated by a bank under section 5 84(a), and
13. A financial institution.

Part I — Taxpayer Identification

Number (TIN) Enter your TIN on the appropriate line.
If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it on the social security number line. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN. If you are an LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) above), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or a partnership, enter the entity's EIN.
Note: See the chart on the next page for further clarification of name and TIN combinations.
How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer ID Numbers under Business Topics. You may get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS's Internet Web Site at www.irs.gov. If you do not have a TIN, write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Writing “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded do mestic entity that has a foreign owner must use the appropriate Form W-8.

Part III— Certification
To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1 and 4 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required).

1 . Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.
2 . Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.
3 . Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.
4 . Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a non-employee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

What Name and Number To Give the Requestor Privacy Act Notice
Section 6109 of the Internal Revenue Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal non-tax criminal laws and to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold applicable rates of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

Penalties

1. Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer,

you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to wilful neglect.
2 . Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
3 . Criminal Penalty for Falsifying Information. Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

For this type of account:			Give name and SSN of:	For this type of account:		Give name and SSN of:
1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined on funds, the the first individual on the account(1)	7.	A valid trust, estate, or pension trust	Legal entity(4)
3.	Custodian account of a minor (Uniform, gift to Minors Act)		The minor (2)	8.	Corporate or LLC electing corporate status on Form 8832	The corporation
4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)	9.	Association, club, religious, charitable, educational, or other tax-exempt	The organization
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	10.	Partnership or multi-member LLC	The partnership
				11.	A broker or registered nominee	The broker or nominee The public entity
5.	Sole proprietorship or disregarded entity owned by an individual		The owner(3)	12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments
6.	Disregarded entity not owned by an individual.

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number
(2)	Circle the minor's name and furnish the minor's SSN.
(3)
You must show your individual name, but you may also enter your business or “DBA” name on the business name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the IRS encourages you to use your SSN.

(4)
List first and circle the name of the trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed